EXHIBITS FOR S-1 REGISTRATION STATEMENT
OF METRO INFORMATION SERVICES, INC.

EXHIBIT 10.10 PROMISSORY NOTE DATED AS OF JANUARY 2, 1997 BY AND BETWEEN SIGNET BANK AND REGISTRANT.




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                              PROMISSORY NOTE

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
Principal       Loan Date    Maturity    Loan No.      Call    Collateral    Account      Officer      Initials


$5,000,000.00   01-02-1997  05-31-1997  3053479715                300         METRO        10180

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References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
_______________________________________________________________________________

BORROWER:  METRO INFORMATION SERVICES, INC. LENDER:  SIGNET BANK
           607 LYNNHAVEN PARKWAY                     PLUME STREET BRANCH
           VIRGINIA BEACH, VA 23460                  500 PLUME STREET EAST
                                                     8TH FLOOR
                                                     NORFOLK, VA 23510

_______________________________________________________________________________
                             IMPORTANT NOTICE

THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH
CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.
_______________________________________________________________________________

PRINCIPAL AMOUNT:$5,000,000.00 INITIAL RATE:7.000% DATE OF NOTE:JANUARY 2, 1997



PROMISE TO PAY. Metro Information Services, Inc. ("Borrower") promises to pay to SIGNET BANK ("Lender"), or order, in lawful money of the United States of America, the principal amount of Five Million & 00/100 Dollars ($5,000,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.



PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on May 31, 1997. In addition, Borrower will pay regular monthly payments of accrued unpaid interest beginning February 5, 1997, and all subsequent interest payments are due on the same day of each month after that. Interest on this Note is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.


VARIABLE INTEREST RATE. The interest rate of this Note is subject to change from time to time based on changes in an independent index which is the per annum rate of interest, quoted by Lender in its sole discretion on the first business day of each month, as the London Interbank Offered Rate (adjusted to reflect the cost of reserve requirements as they exist from time to time) as published by Reuters Monitor Money Rates Service (LIBO page) (or Telerate, as BBA LIBOR on page 3750, if Reuters Limited is not available), or such other page as may replace that page on that service for the purpose of displaying rates or prices comparable to that Rate (rounded upwards, if necessary, to the next higher 1/100%) for deposits in Dollars for a period of thirty (30) days (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each 30 days. The Index currently is 5.500% per annum. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate of
1.500 percentage points over the Index, resulting in an initial rate of 7.000% per annum. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.


PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, they will reduce the principal balance due.

DEFAULT. Borrower will be in default if any of the following happens: (a) the failure of any "Party" (which term shall mean and include each Borrower, endorser, surety and guarantor of this Note) to make any payment on this Note or on any other indebtedness due Lender when due; (b) if any asset(s) of a Party are attached, levied upon, seized or repossessed or if any asset(s) of a Party should come into the possession of a receiver, trustee, custodian or assignee for the benefit of creditors, or if a Party makes an assignment for the benefit of creditors; (c) the failure of a Party to observe or perform any obligation or covenant contained in any agreement, document or instrument furnished in connection herewith or in any other agreement between a Party and Lender; (d) any representation or warranty at any time made by a Party to Lender in connection herewith or in any other agreement between a Party and Lender, or in any document or instrument delivered to Lender in connection herewith or pursuant to such other agreement, shall have been materially false at the time it was made; (e) the termination or withdrawal of a Party's guaranty with respect to any indebtedness due Lender; (f) any Party files a petition in bankruptcy, petitions or applies in any tribunal for any receiver or any trustee of a Party or any substantial part of its property, or commences any proceeding relating to such party under any insolvency, reorganization, management, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether new or hereafter in effect; (g) if, within 30 days after the filing of a petition in bankruptcy against a Party or the commencement of any proceeding against a Party seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such petition or proceeding shall not have dismissed, or, if, within 30 days after the appointment, without the consent of acquisition of a Party, of any trustee, receiver or liquidator of such Party or of all or any substantial part of the property of the such Party, such appointment shall not have been vacated; (h) the application or the appointment of a receiver for a party or for property of a Party; (i) the making or sending of a notice of an intended bulk sale by a Party; (j) commencement of any foreclosure, levy, seizure or forfeiture proceeding, whether by judicial, self-help, repossession, or any other method, by any creditor of a Party, any creditor of the owner of any collateral securing this Note, or by any governmental agency with respect to a Party or such collateral; (k) if any event occurs which is or, with the passage of time and/or the giving of notice, could be a default under or breach of the terms of any instrument or document evidencing a debt or obligation of a Party to any third party and is not cured within five (5) days after the occurrence thereof; (l) any judgment against a Party or any attachment against it or its property remains unpaid, undischarged, unbonded or undismissed for a period of 30 days, unless and to the extent that such judgment is appealed in good faith in a court of higher jurisdiction and such appeal remains pending; (m) if any proceeding is filed for the dissolution or liquidation of a Party; (n) if any Party shall be enjoined or restrained in any manner from conducting its business in whole or in part, and such injunction shall not be dismissed or dissolved within thirty (30) days after the filing thereof; (o) if any tax lien or notice thereof is filed against a Party or any of the assets of a Party and remains undismissed, unpaid or unbonded for a period of thirty (30) days; (p) if, without Lender's prior written consent, any Party which is not a natural person enters into or becomes a party to any merger, consolidation or share exchange or if any Party sells, transfers, conveys or leases, except in the ordinary course of business any significant part of its assets or properties or (if not a natural person) alters its capital structure, business activities or scope of operations; (q) if, without Lender's prior written consent, there is a sale, exchange or transfer of the voting control or any significant portion of the stock or ownership interest of any Party which is not a natural person; (r) if any Party who is a natural person shall die or become incompetent; or (s) the good faith determination by Lender that a material adverse change in the financial condition of a Party has occurred since the date hereof or that Lender's prospect of payment hereunder has been materially impaired.

05-01-1996                      PROMISSORY NOTE                          Page 2
                                  (Continued)
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LENDER'S RIGHTS.  Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest, together with all other applicable fees, costs and charges, if any, immediately due and payable, without notice, and then Borrower will pay that amount. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the variable interest rate on this Note to 4.500 percentage points over the Index. The interest rate will not exceed the maximum rate permitted by applicable law.
Furthermore, subject to any limits under applicable law, upon default, Borrower also agrees to pay Lender's attorney fees equal to 25.000% of the principal balance due on the Note, and all of Lender's other collection expenses, whether or not there is a lawsuit and including without limitation legal expenses for bankruptcy proceedings. This Note shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Virginia. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either party against the other.

CONFESSION OF JUDGMENT. Upon a default in payment of the Indebtedness at maturity, whether by acceleration or otherwise, Borrower hereby irrevocably authorizes and empowers Donald E. Miles or Thomas L. Hotchkiss as Borrower's attorney-in-fact to appear in the City of Richmond clerk's office and to confess judgment against Borrower for the unpaid amount of this Note as evidenced by an affidavit signed by an officer of Lender setting forth the amount then due, plus attorneys' fees as provided in this Note, plus costs of suit, and to release all errors, and waive all rights of appeal. If a copy of this Note, verified by an affidavit, shall have been filed in the proceeding, it will not be necessary to file the original as a warrant of attorney. Borrower waives the right to any stay of execution and the benefit of all exemption laws now or hereafter in effect. No single exercise of the foregoing warrant and power to confess judgment will be deemed to exhaust the power, whether or not any such exercise shall be held by any court to be invalid, voidable, or void; but the power will continue undiminished and may be exercised from time to time as Lender may elect until all amounts owing on this Note have been paid in full.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $15.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

LENDER'S RIGHT OF SETOFF. In addition to all liens upon and rights of setoff against the moneys, securities or other property of Borrower given to Lender by law, Lender shall have, with respect to Borrower's obligations to Lender under this Note and to the extent permitted by law, a contractual possessory security interest in and a right of setoff against, and Borrower hereby assigns, conveys, delivers, pledges, and transfers to Lender all of Borrower's right, title, and interest in and to all deposits, moneys, securities, and other property of Borrower now or hereafter in the possession of or on deposit with Lender, whether held in a general or special account or deposit, whether held jointly with someone else, or whether held for safekeeping or otherwise, excluding however all IRA, Keogh, and trust accounts. Every such security interest and right of setoff may be exercised without demand upon or notice to Borrower. No security interest or right of setoff shall be deemed to have been waived by any act or conduct on the part of Lender or by any neglect to exercise such right or setoff or to enforce such security interest or by any delay in so doing. Every right of setoff and security interest shall continue in full force and effect until such right of setoff or security interest is specifically waived or released by an instrument in writing executed by Lender.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances hereunder shall be conclusively presumed to have been made to and for the benefit of and at the request of Borrower when: (1) deposited or credited to an account of Borrower with Lender, notwithstanding that such advance was requested, orally or in writing, by someone other than the person(s) signing below or that someone other than the person(s) signing below is authorized to draw on such account and may or does withdraw the whole or part of any such advance; or (2) made in accordance with oral or written instructions of Borrower or anyone signing below for or on behalf of Borrower. Lender is hereby authorized to maintain records of the date and amount of each advance, the date and amount of any payment of principal or interest and the principal balance then remaining unpaid hereon. Borrower hereby agrees that the amount so evidenced in such records shall, for all purposes, constitute prima facie evidence thereof and shall be binding upon Borrower, absent manifest error.

LATE CHARGE. Borrower agrees to pay to Lender on demand a late charge not to exceed 5% of the amount of any payment of principal or interest, or both, that is more than ten (10) days past due.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER:

METRO INFORMATION SERVICES, INC.

By: /s/ John H. Fain          (SEAL)
   ----------------------------
   John H. Fain, President
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